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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 6, 1996


                                 STEPAN COMPANY
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             (Exact name of registrant as specified in its charter)


         Delaware                   1-4462                36-1823834
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State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
    of incorporation                                 Identification Number)

              Edens and Winnetka Road, Northfield, Illinois 60093
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (847) 446-7500
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                                 Not Applicable
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         (Former name or former address, if changed since last report)






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Item 5.  STEPAN COMPANY REPORTS SETTLEMENT OF LAWSUIT

NORTHFIELD, ILL., June 6, 1996 -- Stepan Company today reported that it reached settlement of an action, entitled Millmaster Onyx Group Inc. v. Stepan Company, which came before the Federal District Court of Delaware. Terms of the settlement were not disclosed but they will not have a material impact on Stepan Company.
NORTHFIELD, ILL., June 10, 1996 -- Stepan Company confirmed on June 8, 1996, that it reached settlement of any and all actions concerning Millmaster Onyx Group Inc. and Stepan Company. Any press coverage regarding any lawsuits involving Stepan and Millmaster Onyx beyond the settlement date of June 6, 1996, were mistaken and in error.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 12, 1996              Stepan Company



                                  By:       /s/ Walter J. Klein
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                                  Name:    Walter J. Klein
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                                  Title:   Vice President - Finance
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